SUPPLEMENT TO THE PROSPECTUS
Supplement dated March 29, 2023, to the Prospectus dated May 31, 2022.

MFS® Municipal High Income Fund

Effective immediately, the section entitled "Portfolio Manager(s)" under the main heading entitled "Summary of Key Information" is restated in its entirety as follows:
Portfolio Manager(s)

Portfolio Manager	Since	Title
Jason Kosty	2021	Investment Officer of MFS
Megan Poplowski	March 2022	Investment Officer of MFS
Geoffrey Schechter	2002	Investment Officer of MFS

Effective immediately, the section entitled "Portfolio Manager(s)" under the main heading entitled "Management of the Fund" is restated in its entirety as follows:
Portfolio Manager(s)
Information regarding the portfolio manager(s) of the fund is set forth below. Further information regarding the portfolio manager(s), including other accounts managed, compensation, ownership of fund shares, and possible conflicts of interest, is available in the fund’s SAI.

Portfolio Manager	Primary Role	Five Year History
Jason Kosty	Portfolio Manager	Employed in the investment area of MFS since 2003
Megan Poplowski	Portfolio Manager	Employed in the investment area of MFS since 2015
Geoffrey Schechter	Portfolio Manager	Employed in the investment area of MFS since 1993

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